Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of STEMTECH CORPORATION (the “Company”) on Form 10-Q for the quarter ending September 30, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Srilakshmi Vadlapatla, Chief Financial Officer (Principal Financial Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the quarter ending September 30, 2025, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2025, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2025	By:	/s/ Srilakshmi Vadlapatla
Srilakshmi Vadlapatla
Chief Financial Officer